UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2017

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5300

__________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2017, Wabash National Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2017. A copy of the Registrant’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Wabash National Corporation press release dated July 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: July 25, 2017	By:	/s/ Jeffery L. Taylor
Jeffery L. Taylor Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Wabash National Corporation Press Release dated July 25, 2017